UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

INVESTORS REAL ESTATE TRUST
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	IRET	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	IRET-C	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
Prudential Shelf Agreement
On September 13, 2019, Investors Real Estate Trust (the “Company”), IRET Properties, a North Dakota Limited Partnership ("Issuer"), IRET, Inc. (“General Partner”), and certain subsidiaries of the Company entered into a Note Purchase and Private Shelf Agreement (the “Note Agreement”) with PGIM, Inc., an affiliate of Prudential Financial, Inc., and certain affiliates of PGIM, Inc. The Note Agreement provides for the issuance of up to $150,000,000 of senior unsecured promissory notes, and the Issuer issued $75,000,000 of Series A Notes due September 13, 2029 bearing interest at a rate of 3.84% per year (the “Series A Notes”).  The Series A Notes were issued in a private placement, and the proceeds thereof will be used to repay outstanding amounts under the Credit Agreement (described below) and retire mortgage debt. Interest on the Series A Notes accrues at the rates set forth above and is payable quarterly. The Issuer may prepay the outstanding principal amount under the Series A Notes at any time, subject to the payment of a make-whole payment.
The Series A Notes are guaranteed by the Company, General Partner and certain other subsidiaries of the Company, in each case pursuant to a separate Guaranty Agreement dated as of September 13, 2019 (collectively the “Guaranties”). The guarantors of the Series A Notes also guarantee the Second Amended and Restated Credit Agreement by and among the Issuer, the Guarantors party thereto, the several financial institutions party thereto, as Lenders, and Bank of Montreal, as Administrative Agent (the “Credit Agreement”). The obligations under the Note Agreement, the Series A Notes, and the Guaranties are senior obligations of the Issuer and the Company, and rank equal in right of payment with the existing unsecured and unsubordinated indebtedness of the Issuer and the Company.  Additional senior unsecured promissory notes may be issued from time to time pursuant to the Note Agreement, subject to the satisfaction of certain conditions and at the discretion of the purchasers of such notes. Among other covenants, the Note Agreement requires the Issuer to maintain a consolidated leverage ratio, a consolidated secured leverage coverage ratio, a total unsecured indebtedness to aggregate borrowing base value ratio, recourse debt to total asset value ratio, fixed charge coverage ratio, and tangible net worth ratio, in each case, consistent with the requirements of the Credit Agreement. The Note Agreement also includes customary representations, warranties, affirmative covenants and events of default.
The foregoing descriptions of the Note Agreement, the Series A Notes, and the Guaranties are qualified in their entirety by reference to the full and complete terms of these documents, which are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Credit Agreement Amendment
In connection with entering into the Note Agreement, the Credit Agreement was amended pursuant to a Second Amendment to the Second Amended and Restated Credit Agreement and related Annex I attached thereto (the “Credit Agreement Amendment” or the “Amendment”), which Amendment incorporated certain technical amendments to the Credit Agreement in order to accommodate the terms of the Note Agreement and to conform certain terms to those of the Note Agreement, among other non-material amendments. Neither the commitment amounts nor the maturity dates for the credit facilities under the Credit Agreement were modified. The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full and complete term of the Amendment, which is attached as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 above regarding the Company’s entry into the Note Agreement and Credit Agreement Amendment is incorporated by reference.
Item 7.01.      Regulation FD Disclosure.
A press release relating to the Company entering into the Note Agreement and Credit Agreement Amendment is attached hereto as Exhibit 99.1. The press release also has been posted on the Company’s website.

The Company's management team will be making an investor presentation in connection with the BMO Real Estate Conference in September 2019. Attached hereto as Exhibit 99.2 is a copy of that investor presentation. The presentation also has been posted on the Company's website.
The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
Exhibits

Exhibit
Number	Description

4.1*
Note Purchase and Private Shelf Agreement, dated as of September 13, 2019, by and among IRET Properties, a North Dakota Limited Partnership, as the Issuer, Investors Real Estate Trust, as the Parent, IRET, Inc., as the General Partner, certain subsidiaries of the Parent, PGIM, Inc., an affiliate of Prudential Financial, Inc., certain affiliates of PGIM, Inc., and the Purchasers of the Series A Notes

4.2*	Form of Series A Senior Note under the Note Agreement
4.3*	Form of Guaranty Agreement under the Note Agreement
4.4*
Second Amendment to Second Amended and Restated Credit Agreement and related Annex I attached thereto, by and among IRET Properties, a North Dakota Limited Partnership, as the Borrower, the Guarantors party thereto, the several financial institutions party thereto, as Lenders, and the Bank of Montreal, as Administrative Agent

99.1*	Press Release announcing Note Agreement and Credit Agreement Amendment
99.2*	Investor Presentation
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

	By	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Date: September 16, 2019		President and Chief Executive Officer